UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
November 10, 2005
Date of Report (Date of earliest event reported)
INTERCHANGE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	000-50989 (Commission File Number)	33-0849123 (I.R.S. Employer Identification No.)
One Technology Drive, Building G
Irvine, CA 92618
(Address of principal executive offices)
(949) 784-0800
Registrant’s telephone number
24422 Avenida de la Carlota, Suite 120
Laguna Hills, CA 92653
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 10, 2005, Interchange Corporation issued a press release announcing information regarding its financial results for the completed quarter ending September 30, 2005 and will hold a conference call at approximately 2:00 P.M., Pacific Time, on November 10, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
This information and information contained in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report in not incorporated by reference into any filings of Interchange Corporation made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.
Item 9.01Financial Statements and Exhibits.

99.1	Press Release of Interchange Corporation dated November 10, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2005	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Press Release of Interchange Corporation dated November 10, 2005.